UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 4th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2014

Date of reporting period: May 31, 2014

Item 1. Reports to Stockholders.

CONSILIUM EMERGING MARKET SMALL CAP FUND

INVESTOR CLASS SHARES — CEMSX
INSTITUTIONAL CLASS SHARES — CEMNX

SEMI-ANNUAL REPORT

www.consiliumfunds.com	MAY 31, 2014

CONSILIUM EMERGING MARKET SMALL CAP FUND

Dear Fellow Shareholders:

I am pleased to present our semi-annual shareholder letter for the Consilium Emerging Market Small Cap Fund (CEMNX /CEMSX, “the Fund”). The Fund is focused on investing in equity securities of global emerging market companies with market capitalizations less than $3 billion. The team utilizes a focused, non-indexed rifle shot approach when making investment decisions. Securities are selected for the Fund’s portfolio utilizing a fully integrated holistic approach by combining company fundamental analysis with global and country macroeconomic and policy analysis, along with a clear understanding of the liquidity in the targeted securities. The main goal of the Fund is to try to exploit the inefficiencies (pricing, perception, informational, etc.) that are often associated with Emerging Market Small Cap and Frontier Market securities, as well as the cycles in economic policy driven by political changes.

The Institutional Class returned 12.60% for the semi-annual period ending May 31, 2014. The MSCI Emerging Markets Small Cap Index Net TR (total return) posted a gain of 7.40% for the same period. The Fund outperformed the index by 520 bps (basis points) since the inception of the Fund (December 30, 2013) through May 31, 2014.

Performance through May 31, 2014
	May	Since Inception*
CEMNX (Institutional)	3.40%	12.60%
CEMSX (Investor)	3.49%	12.50%
MSCI EM Small Cap	3.75%	7.40%

Performance through March 31, 2014
				Since	Expense	Expense
	MTD	Quarter	YTD	Inception*	Ratio Gross	Ratio Net
CEMNX (Institutional)	2.82%	5.91%	5.91%	5.80%	2.20%	1.70%
CEMSX (Investor)	2.72%	5.81%	5.81%	5.70%	2.45%	1.95%
MSCI EM Small Cap	2.13%	3.54%	3.54%	3.88%	—	—
*Inception 12/30/2013

The performance of the MSCI EM Small Cap Index was aided by strong country returns for India, South Korea and Taiwan. The exposures to these countries contributed 194 bps, 136 bps and 116 bps to performance, respectively, during the semi-annual period. The largest country detractors at the index level for the period were Russia (-15 bps), Hong Kong (-6 bps), and Poland (-3 bps).

The Fund’s exposure to India, Indonesia and Nigeria fueled its performance during the period ending May 31, 2014. The countries contributed 467 bps, 427 bps and 400 bps, respectively. The largest country detractors from the Fund’s performance during the period were China (-154 bps), Pan Latin America (-92 bps), and Peru (-89 bps).

CONSILIUM EMERGING MARKET SMALL CAP FUND

In terms of individual securities, the top contributors for the period were Heritage Oil – a pan Emerging/Frontier Oil and Gas Company (408 bps), PT Tiga Pilar Sejahtera Food – a consumer food company in Indonesia (241 bps), and Gujarat Pipavar Port – a port operator in India (180 bps). The largest detractors for the period included Arcos Dorados – a franchisee for McDonald’s in South and Central America and the Caribbean (92 bps), Chinese Lottery provider, REXLot Holdings Ltd (68 bps) and Chinese home building materials company, China Lesso Group Holdings Ltd (57 bps).

As we look back at the performance of the global emerging markets in recent years, we note that one key factor that has hindered performance has been margin compression as Emerging Markets (EM) corporates struggled to pass on cost increases to consumers. Recently, there has been increasing evidence that this trend has run its course and that EM margins have been in fact stabilizing, with scope to widen off a depressed base. In terms of liquidity, the EM equity funds have seen inflows recently after redemptions for 22 straight weeks. These two trends lead us to believe that the EM universe appears poised for both earnings growth (driven by margin recovery) and multiple expansions (driven by liquidity flows). We believe that in such an environment, the Fund’s focused portfolio – invested in companies with what we view as solid growth prospects and strong balance sheets, and led by experienced managers who are, in many cases, significant shareholders themselves – may be poised to perform especially well.

A critical input into Consilium’s investment process is traveling to countries and visiting with senior management teams and/or controlling shareholder groups of companies we own or those on our radar screen. Our team is preparing for a number of additional trips over the next few months. Some of the countries we are planning to visit include Poland and Romania in Eastern Europe, Brazil, Argentina and several other countries in Latin America as well Southeast Asia (Philippines, Indonesia, Sri Lanka and Malaysia). We will report back after our trips to provide you with an update on both existing holdings and potential new ideas.

Global emerging market valuations, including small cap, remain attractive relative to historical levels and against broader developed markets. At present, the Fund is trading at a forward price to earnings ratio of 11.8x with expected EPS (Earnings per Share) growth north of 23%, which equates to a PEG (Price to Earnings Growth Ratio) of 0.51. We believe attractive valuations, coupled with margin recovery and multiple expansion make a compelling case to increase exposures to emerging markets in the short- to mid-term.

If you have any questions regarding the Fund or have interest in hearing our views on the global emerging markets, we encourage you to contact us. Thank you for your continued support. We look forward to providing you with another update in six months.

Kind Regards,

Jonathan Binder
Chief Investment Officer

CONSILIUM EMERGING MARKET SMALL CAP FUND

Past performance is not a guarantee of future results.

Opinions expressed are those of the Investment Manager and are subject to change, not guaranteed, and should not be considered investment advice.

This report must be preceded or accompanied by a prospectus.

Mutual Fund investing involves risk. Principal loss is possible. Investments in Emerging Market, Small and Micro Capitalization, and Frontier Market companies involve additional risks. These include: limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. The value of an investment in a REIT can be hurt by economic downturns or by changes in real estate values, rents, property taxes, interest rates, tax treatment, regulations, or the legal structure of a real estate investment trust.

The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any acquired fund fees and expenses, interest, taxes, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 1.95% and 1.70% of the average daily net assets of the Fund’s Investor Class shares and Institutional Class shares, respectively. This agreement is effective until May 31, 2015, and is subject thereafter to annual re-approval of the agreement by the advisor and the Trust’s Board of Trustees. This agreement may be terminated with the consent of the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and fund expenses it reimbursed for three years from the date of any such waiver or reimbursement to the extent a class’s total annual fund operating expenses do not exceed the limits described above or any lesser limit on operating expenses in place at the time of reimbursement.

The MSCI EM Small Cap Equity Index is the primary benchmark for the Fund. The MSCI EM Small Cap Equity Index measures the performance of EM small cap equities as selected by MSCI. The investment results of an index assume reinvestment of dividends; you cannot invest in an index. This index is used for comparison purposes only and is not meant to be indicative of a portfolio’s performance, asset composition, or volatility. The performance of the Fund may differ markedly from that of compared indices due to varying degrees of diversification and/or other facts. Market Capitalization (Cap) is the total value of the issued shares of a publicly traded company; it is equal to the share price times the number of shares outstanding. The Price-Earnings Ratio (P/E Ratio) is a valuation ratio of a company’s current share price compared to its per-share earnings as calculated by the market value per share divided by earnings per share. Earnings Per Share (EPS) is the portion of a company’s profit allocated to each outstanding share of common stock. Earnings per share serves as an indicator of a company’s profitability. Price to Earnings Growth Rate or PEG Ratio is a stock’s price-to-earnings ratio divided by the growth rate of its earnings for a specified time period. The price/earnings to growth (PEG) ratio is used to determine a stock’s value while taking the company’s earnings growth into account, and is considered to provide a more complete picture than the P/E ratio. Cash flow is a revenue or expense stream that changes an account over a given period. A basis point is one hundredth of one percent (0.01%).

Earnings Growth is not a measure of a funds future performance.

Portfolio holdings and Sectors are subject to change. The mention of specific securities and countries are for illustration and commentary purposes only and should not be considered a recommendation to purchase or sell a particular security. Security returns are calculated in the base currency (USD). For a complete list of fund holdings, please refer to the Schedule of Investments in the report.

CONSILIUM EMERGING MARKET SMALL CAP FUND

VALUE OF $1,000,000 INVESTMENT (UNAUDITED)

The chart assumes an initial investment of $1,000,000 at the inception of the Fund(1) and is provided for informational purposes only. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced by the applicable management fee, operating expenses and all other expenses incurred due to maintenance of the account. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

RATES OF RETURN (%) — AS OF MAY 31, 2014

Since Inception(1)
Investor Class	12.50%
Institutional Class	12.60%
MSCI Emerging Markets Small Cap Index(2)	7.40%

(1)	December 30, 2013.
(2)	The MSCI Emerging Markets Small Cap Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

CONSILIUM EMERGING MARKET SMALL CAP FUND

EXPENSE EXAMPLE (UNAUDITED)
MAY 31, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and wire transfer fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is provided for informational purposes only and is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 30, 2013 – May 31, 2014).

ACTUAL EXPENSES
For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. Please note that this is not the Fund’s actual return, but is used for informational purposes only to showcase how to calculate the ongoing costs associated with the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(12/30/2013)	(5/31/2014)	(12/30/2013 – 5/31/2014)
Investor Class Actual(2)	$1,000.00	$1,125.00	$8.63
Investor Class Hypothetical
(5% annual return before expenses)	1,000.00	1,012.70	8.17

Institutional Class Actual(2)	1,000.00	1,126.00	7.53
Institutional Class Hypothetical
(5% annual return before expenses)	1,000.00	1,013.74	7.13

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period since inception of 1.95% and 1.70% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 152/365 to reflect the period since inception.
(2)	Based on the actual returns for the period from inception through May 31, 2014 of 12.50% and 12.60% for the Investor Class and Institutional Class, respectively.

CONSILIUM EMERGING MARKET SMALL CAP FUND

ALLOCATION OF PORTFOLIO HOLDINGS(1) (UNAUDITED)
AS OF MAY 31, 2014
(% OF NET ASSETS)

TOP TEN EQUITY HOLDINGS(1) (UNAUDITED)
AS OF MAY 31, 2014
(% OF NET ASSETS)

Ecobank Transnational	4.2%
HSBC Bank, PTC India, 03/03/2017	4.1%
China Lesso Group Holdings	4.1%
Tiga Pilar Sejahtera Food	4.0%
Vietnam Opportunity Fund	3.9%
HSBC Bank, VA Tech Wabag, 03/03/2017	3.8%
NagaCorp	3.6%
Security Bank	3.4%
Oldtown	3.3%
Talaat Moustafa Group	3.3%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

CONSILIUM EMERGING MARKET SMALL CAP FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)
MAY 31, 2014

	Shares	Value
COMMON STOCKS — 71.3%
Argentina — 2.0%
Banco Macro — ADR *	7,980	$252,407
Cresud — ADR	16,792	210,908
		463,315
Cambodia — 3.6%
NagaCorp	892,948	820,139
Chile — 1.9%
Parque Arauco	237,846	441,546
China — 4.1%
China Lesso Group Holdings	1,688,068	933,479
Egypt — 7.5%
Commercial International Bank Egypt	63,365	319,143
Eastern Tobacco	29,972	645,246
Talaat Moustafa Group	586,205	749,590
		1,713,979
Greece — 2.0%
Hellenic Exchanges	40,075	466,288
Indonesia — 7.2%
Global Mediacom	4,152,451	730,294
Tiga Pilar Sejahtera Food	4,270,089	919,372
		1,649,666
Malaysia — 6.4%
Cahya Mata Sarawak	222,969	694,621
Oldtown	1,184,525	767,196
		1,461,817
Morocco — 1.3%
Douja Promotion Groupe Addoha	42,594	310,061
Nigeria — 4.2%
Ecobank Transnational	9,253,791	955,963
Pakistan — 2.3%
Lucky Cement	77,884	293,347
Oil & Gas Development	90,962	229,092
		522,439
Peru — 5.8%
Alicorp	123,476	379,514
Cementos Pacasmayo — ADR	29,276	265,826
Ferreycorp	665,700	450,138
Grana Y Montero — ADR	14,215	237,391
		1,332,869

See Notes to the Financial Statements

CONSILIUM EMERGING MARKET SMALL CAP FUND

SCHEDULE OF INVESTMENTS (UNAUDITED) – CONTINUED
MAY 31, 2014

	Shares	Value
Philippines — 5.0%
Pepsi-Cola Products Philippines	3,307,321	$364,061
Security Bank	279,302	790,913
		1,154,974
Singapore — 1.9%
Ezion Holdings	251,385	441,534
South Korea — 10.7%
Eugene Technology	26,812	582,970
I-Sens *	13,046	611,946
POSCO ICT	47,543	383,816
Seegene *	8,268	457,158
Soulbrain	12,281	422,093
		2,457,983
Taiwan — 2.7%
Lung Yen Life Service	217,577	622,127
Turkey — 1.6%
Torunlar Gayrimenkul Yatirim Ortakligi	233,006	370,552
Ukraine — 1.1%
MHP — GDR, Reg S	17,565	259,084
TOTAL COMMON STOCKS (Cost $15,526,456)		16,377,815

PARTICIPATION NOTES — 20.2%
India — 16.4%
HSBC Bank, Gujarat Pipav Port, 12/30/2016 *	254,343	541,224
HSBC Bank, IPCA Laboratories, 01/06/2017	50,147	666,542
HSBC Bank, Jammu & Kashmir Bank, 10/28/2016	28,560	721,124
HSBC Bank, PTC India, 03/03/2017	657,958	950,396
HSBC Bank, VA Tech Wabag, 03/03/2017	44,153	878,111
		3,757,397
Saudi Arabia — 3.8%
HSBC Bank, Al Mouwasat Medical Services, 04/13/2015	11,980	332,991
HSBC Bank, Halawani Brothers, 05/04/2015	24,136	537,342
		870,333
TOTAL PARTICIPATION NOTES (Cost $3,715,491)		4,627,730

See Notes to the Financial Statements

CONSILIUM EMERGING MARKET SMALL CAP FUND

SCHEDULE OF INVESTMENTS (UNAUDITED) – CONTINUED
MAY 31, 2014

	Shares	Value
INVESTMENT COMPANIES — 5.1%
Romania — 1.2%
Fondul Proprietatea	1,119,302	$283,002
Vietnam — 3.9%
Vietnam Opportunity Fund *	383,086	903,506
TOTAL INVESTMENT COMPANIES
(Cost $1,174,910)		1,186,508

SHORT-TERM INVESTMENT — 3.6%
Fidelity Institutional Government Portfolio, 0.01% ^
(Cost $829,459)	829,459	829,459
Total Investments — 100.2%
(Cost $21,246,316)		23,021,512
Other Assets and Liabilities, Net — (0.2)%		(55,324)
Total Net Assets — 100.0%		$22,966,188

*	Non-income producing security.
ADR — American Depository Receipt GDR — Global Depository Receipt Reg S — Security sold outside United States without registration under the Securities Act of 1933.
^	Variable rate security — The rate shown is the rate in effect as of May 31, 2014.

At May 31, 2014, the sector diversification for the Fund was as follows:

% of
Sector	Net Assets
Financials	24.3%
Consumer Staples	16.9%
Industrials	12.4%
Consumer Discretionary	9.5%
Health Care	9.0%
Utilities	8.0%
Investment Companies	5.1%
Materials	4.3%
Information Technology	4.2%
Short-Term Investment	3.6%
Energy	2.9%
Other Assets and Liabilities, Net	(0.2)%
Total	100.0%

See Notes to the Financial Statements

CONSILIUM EMERGING MARKET SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
MAY 31, 2014

ASSETS:
Investments, at value
(Cost $21,246,316)	$23,021,512
Foreign currencies
(Cost $350,697)	350,603
Dividends and interest receivable	33,424
Receivable for capital shares sold	32,570
Prepaid expenses	24,612
Total assets	23,462,721

LIABILITIES:
Payable for investment securities purchased	451,614
Payable to investment adviser	513
Accrued distribution fees	15
Payable for fund administration & accounting fees	12,571
Payable for compliance fees	2,520
Payable for transfer agent fees & expenses	1,800
Payable for custody fees	14,261
Accrued other fees	13,239
Total liabilities	496,533

NET ASSETS	$22,966,188

NET ASSETS CONSIST OF:
Paid-in capital	$20,831,061
Accumulated undistributed net investment income	2,476
Accumulated undistributed net realized gain on investments	357,530
Net unrealized appreciation (depreciation) on:
Investments	1,775,196
Foreign currency translation	(75)
Net Assets	$22,966,188

	Investor Class	Institutional Class
Net Assets	$74,921	$22,891,267
Shares issued and outstanding(1)	6,657	2,032,871
Net asset value, redemption price and offering price per share(2)	$11.25	$11.26

(1)	Unlimited shares authorized without par value.
(2)	A redemption fee of 1.00% is assessed against shares redeemed within 60 days of purchase.

See Notes to the Financial Statements

CONSILIUM EMERGING MARKET SMALL CAP FUND

STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE PERIOD ENDED MAY 31, 2014(1)

INVESTMENT INCOME:
Interest income	$6,123
Dividend income	122,708
Less: foreign taxes withheld	(10,184)
Total investment income	118,647

EXPENSES:
Investment adviser fees (See Note 4)	102,486
Fund administration & accounting fees (See Note 4)	38,925
Custody fees (See Note 4)	31,269
Transfer agent fees (See Note 4)	24,876
Federal & state registration fees	18,746
Audit fees	7,448
Compliance fees (See Note 4)	6,395
Legal fees	5,107
Trustee fees (See Note 4)	4,853
Postage & printing fees	2,280
Other	2,144
Distribution fees - Investor Class (See Note 5)	20
Total expenses before reimbursement/waiver	244,549
Less: reimbursement/waiver from investment adviser (See Note 4)	(128,378)
Net expenses	116,171

NET INVESTMENT INCOME	2,476

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	374,015
Net realized loss on foreign currency translation	(16,485)
Net change in unrealized appreciation (depreciation) on:
Investments	1,775,196
Foreign currency translation	(75)
Net realized and unrealized gain on investments	2,132,651

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,135,127

(1)	Inception date of the Fund was December 30, 2013.

See Notes to the Financial Statements

CONSILIUM EMERGING MARKET SMALL CAP FUND

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

For The Period
December 30, 2013(1)
to May 31, 2014
OPERATIONS:
Net investment income	$2,476
Net realized gain on investments	374,015
Net realized loss on foreign currency translation	(16,485)
Net change in unrealized appreciation (depreciation) on:
Investments	1,775,196
Foreign currency translation	(75)
Net increase in net assets resulting from operations	2,135,127

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	72,075
Proceeds from reinvestment of distributions	—
Payments for shares redeemed	(40)
Increase in net assets from Investor Class transactions	72,035
Institutional Class:
Proceeds from shares sold	20,805,264
Proceeds from reinvestment of distributions	—
Payments for shares redeemed	(46,238)
Increase in net assets from Institutional Class transactions	20,759,026
Net increase in net assets resulting from capital share transactions	20,831,061

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class	—
Institutional Class	—
From net realized gains:
Investor Class	—
Institutional Class	—
Total distributions to shareholders	—

TOTAL INCREASE IN NET ASSETS	22,966,188

NET ASSETS:
Beginning of period	—
End of period, including accumulated undistributed
net investment income of $2,476	$22,966,188

(1) Inception date of the Fund.

See Notes to the Financial Statements

CONSILIUM EMERGING MARKET SMALL CAP FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)
FOR THE PERIOD ENDED MAY 31, 2014(1)

For a Fund share outstanding throughout the period.

	Investor Class		Institutional Class
PER SHARE DATA:
Net asset value, beginning of period	$10.00		$10.00
Investment operations:
Net investment income	—		—
Net realized and unrealized gain on investments	1.25		1.26
Total from investment operations	1.25		1.26
Less distributions from:
Net investment income	—		—
Net capital gains	—		—
Total distributions	—		—
Paid-in capital from redemption fees	—		—
Net asset value, end of period	$11.25		$11.26

TOTAL RETURN	12.50	%(2)	12.60	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, at end of period (000’s)	$75		$22,891
Ratio of expenses to average net assets:
Before expense reimbursement/waiver	3.65	%(3)	3.58	%(3)
After expense reimbursement/waiver	1.95	%(3)	1.70	%(3)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement/waiver	(1.92	)%(3)	(1.84	)(3)
After expense reimbursement/waiver	(0.22	)%(3)	0.04	%(3)
Portfolio turnover rate	49	%(2)	49	%(2)

(1)Inception date of the Fund was December 30, 2013.
(2)Not annualized.
(3)Annualized.

See Notes to the Financial Statements

CONSILIUM EMERGING MARKET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
MAY 31, 2014

1. ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Consilium Emerging Market Small Cap Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation. The Fund commenced operations on December 30, 2013. Costs incurred by the Fund in connection with the organization, registration, and the initial public offering of shares were paid by Montage Investments, LLC (the “Adviser”). The Fund currently offers two classes of shares, the Investor Class and the Institutional Class. Investor Class shares are subject to a 0.25% distribution fee. Each class of shares has identical rights and privileges except with respect to the distribution fees and voting rights on matters affecting a single share class. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. As of and during the period ended May 31, 2014, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended May 31, 2014, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2014, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security Transactions, Income and Distributions – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the period ended May 31, 2014, there were no such reclassifications.

CONSILIUM EMERGING MARKET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) – CONTINUED
MAY 31, 2014

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

3. SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Equity Securities – Equity securities, including common stocks and participation notes that are primarily traded on a national securities exchange, shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s Net Asset Value (“NAV”) is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.

CONSILIUM EMERGING MARKET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) – CONTINUED
MAY 31, 2014

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Investment Companies – Investments in other mutual funds, including money market funds, are valued at their net asset value per share and are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of May 31, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks	$2,656,453	$13,721,362	$—	$16,377,815
Participation Notes	—	4,627,730	—	4,627,730
Investment Companies	903,506	283,002	—	1,186,508
Short-Term Investment	829,459	—	—	829,459
Total Investments in Securities	$4,389,418	$18,632,094	$—	$23,021,512

Transfers between levels are recognized at the end of the reporting period. During the period ended May 31, 2014, the Fund recognized no transfers to/from Level 1 or Level 2. The Fund did not invest in any Level 3 investments during the year. Refer to the Schedule of Investments for further information on the classification of investments.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.50% of the Fund’s average daily net assets.

The Adviser has engaged Consilium Investment Management LLC as the sub-adviser to the Fund. Subject to the supervision of the Adviser, the Sub-Adviser is primarily responsible for the day-to-day management of the Fund’s portfolio, including purchase, retention and sale of securities. Pursuant to a Sub-Advisory Agreement, the Adviser pays the Sub-Adviser, on a monthly basis, an annual sub-advisory fee of 1.00% of the Fund’s average net assets at month-end.

The Fund’s Adviser and the Sub-Adviser have contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund

CONSILIUM EMERGING MARKET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) – CONTINUED
MAY 31, 2014

fees and expenses, leverage, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.95% and 1.70% of average daily net assets of the Fund’s Investor Class shares and Institutional Class shares, respectively, subject to possible recoupment from the Fund within three years after the fees have been waived or reimbursed. Expenses waived and/or reimbursed by the Adviser and/or Sub-Adviser may be recouped by the Adviser and/or Sub-Adviser if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred. The Operating Expense Limitation Agreement is in effect through at least May 31, 2015. Prior to May 31, 2015, this Operating Expense Limitation Agreement cannot be terminated. Waived and/or reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
11/30/2017	$128,378

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust and the Chief Compliance Officer are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the period ended May 31, 2014 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is an interested person of the Distributor.

5. DISTRIBUTION COSTS

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent reimbursement for distribution and service activities. For the period ended May 31, 2014, the Investor Class incurred expenses of $20 pursuant to the Plan.

CONSILIUM EMERGING MARKET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) – CONTINUED
MAY 31, 2014

6. CAPITAL SHARE TRANSACTIONS

For the Period
December 30, 2013(1)
to May 31, 2014
Investor Class:
Shares sold	6,661
Shares issued to holders in reinvestment of dividends	—
Shares redeemed	(4)
Net increase in Investor Class shares	6,657
Institutional Class:
Shares sold	2,037,151
Shares issued to holders in reinvestment of dividends	—
Shares redeemed	(4,280)
Net increase in Institutional Class shares	2,032,871
Net increase in shares outstanding	2,039,528

(1) Inception date of the Fund.

7. INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended May 31, 2014, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$26,417,045	$6,388,710

8. FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at May 31, 2014, were as follows:

Aggregate Gross	Aggregate Gross		Federal Income
Appreciation	Depreciation	Net Appreciation	Tax Cost
$2,437,294	$(662,098)	$1,775,196	$21,246,316

There were no distributions made by the Fund for the period ended May 31, 2014.

9. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of May 31, 2014, National Financial Services, FBO and Bicknell Family Holding Company II, LLC owned 49.19% and 49.04%, respectively of the outstanding shares of the Fund.

CONSILIUM EMERGING MARKET SMALL CAP FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on November 12-13, 2013, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the Investment Advisory Agreement between the Trust and Montage Investments, LLC (“Montage” or “Adviser”) regarding the Consilium Emerging Market Small Cap Fund (the “Fund”) (the “Investment Advisory Agreement”) and the Investment Sub-Advisory Agreement between Montage and Consilium Investment Management, LLC (“Consilium” or “Sub-Adviser”) regarding the Fund (the “Investment Sub-Advisory Agreement”). The Fund is a newly organized series of the Trust.

Prior to the meeting, the Trustees received and considered information from Montage, Consilium and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the proposed Investment Advisory Agreement and the proposed Investment Sub-Advisory Agreement (“Support Materials”). Before voting to approve the proposed Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees reviewed the terms of the form of Investment Advisory Agreement, Investment Sub-Advisory Agreement and the Support Materials with Trust management and with counsel to the Independent Trustees and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed agreements. Montage also met with the Trustees and provided further information regarding its proposed services to the Fund including but not limited to information regarding its overall investment philosophy as well as its investment philosophy with respect to the Fund.

In determining whether to approve the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees considered all factors they believed relevant to such determination, including the following: (1) the nature, extent, and quality of the services to be provided by Montage and Consilium with respect to the Fund; (2) the cost of the services to be provided and the profits to be realized by Montage and Consilium from services rendered to the Trust with respect to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale would be realized as the Fund grows, and whether the proposed advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (5) other financial benefits to Montage and Consilium resulting from services rendered to the Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon Montage’ presentation and Support Materials, the Board concluded that the overall arrangements between the Trust and Montage as will be set forth in the Investment Advisory Agreement and with Consilium as will be set forth in the Investment Sub-Advisory Agreement as each proposed agreement relates to the Fund are fair and reasonable in light of the services that Montage and Consilium will perform, the investment advisory fees that each will receive for such services, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, as each relates to the Fund, are summarized below.

Nature, Extent and Quality of Services to be Provided. The Trustees considered the scope of services that Montage will provide under the Investment Advisory Agreement with respect to the Fund, noting that such services and responsibilities differ from those of the Sub-Adviser, and include but are not limited to the following: (1) providing overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio, including through the use of a sub-adviser; (2) investing or overseeing the investment of the Fund’s assets consistent with the Fund’s investment objective and investment policies; (3) as circumstances may warrant once the Fund is operating pursuant to a manager of managers exemptive order, recommending to the Board investment managers to serve as sub-advisers for the Fund to make specific portfolio investments for different asset classes or portions of the Fund’s portfolio, according to designated investment objectives, styles and strategies; (4) allocating most Fund assets to or among those investment managers, overseeing them and evaluating their performance results; (5) directly managing the portion of the Fund’s assets that the Adviser determines not to allocate to sub-advisers, and, with respect to such portion, determining or overseeing the portfolio securities to be purchased, sold or otherwise disposed of and

CONSILIUM EMERGING MARKET SMALL CAP FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED) – CONTINUED

timing of such transaction; (6) voting or overseeing the voting of all proxies with respect to the Fund’s portfolio securities; (7) maintaining or overseeing the maintenance of the required books and records for transactions affected by Montage and/or Consilium on behalf of the Fund; and (8) selecting or overseeing the selection of broker-dealers to execute orders on behalf of the Fund. The Trustees noted Montage’ status as wholly-owned subsidiary of Mariner Holdings, a financial services holding company based in Leawood, Kansas, with assets exceeding $25 billion. The Trustees considered Montage’s own capitalization separately and its assets under management. The Trustees also considered the investment philosophy of Montage’s portfolio manager and his significant investment industry experience, including providing both direct investment management services and his oversight of Montage’s other affiliated investment advisers. The Trustees concluded that they were satisfied with the nature, extent and quality of services that Montage proposes to provide to the Fund under the Investment Advisory Agreement.

Similar to the review of Montage, the Trustees considered the scope of distinct services that Consilium will provide under the Investment Sub-Advisory Agreement with respect to the Fund, noting that such services include but are not limited to the following: (1) investing the assets of the Fund consistent with its investment objective and investment policies; (2) for the portion of the portfolio that the Adviser allocates to it, and subject to the Adviser’s oversight, determining the portfolio securities to be purchased, sold or otherwise disposed of and timing of such transactions; (3) subject to the Adviser’s oversight, voting proxies with respect to the Fund’s portfolio securities for the portion of the portfolio that the Adviser allocated to the Sub-Adviser; (4) maintaining the required books and records for transactions affected by Consilium on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund. The Trustees considered Consilium’s assets under management and the investment performance of a composite of accounts that Consilium advises with similar investment strategies to that of the Fund. The Trustees noted the investment philosophy of Consilium’s portfolio managers and the lead portfolio manager’s significant investment and portfolio management experience. The Trustees concluded that they were satisfied with the nature, extent and quality of services that Consilium proposes to provide to the Fund under the Investment Sub-Advisory Agreement.

Cost of Advisory Services and Profitability. The Trustees considered the proposed annual management fee that the Fund will pay to Montage under the Investment Advisory Agreement, as well as Montage’ profitability analysis (12 month pro-forma) for services that Montage will render to the Fund. In this regard, the Trustees noted that Montage expects to subsidize half of the cost of all shareholder service and distribution expenses which exceed the projected Rule 12b-1 fees payable by the Fund that Consilium has not otherwise agreed to pay. The Trustees also noted that Montage had contractually agreed, for a period of at least one year from the effective date of the Fund’s prospectus, to reimburse the Fund for its operating expenses, and to reduce its management fees to the extent necessary to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage, interest, taxes and extraordinary expenses) do not exceed 1.95% of the average daily net assets of the Investor Class and 1.70% of the average daily net assets of the Institutional Class shares. The Trustees concluded that Montage’s advisory relationship with the Fund will not initially be profitable.

The Trustees also considered the proposed annual sub-advisory fee that Montage will pay to Consilium under the Investment Sub-Advisory Agreement. In this regard, the Trustees noted that Consilium expects to subsidize half of the cost of all shareholder service expenses (other than transfer agency fees) and certain of distribution services rendered to the Fund which exceed the projected Rule 12b-1 fees payable by the Fund. The Trustees also noted that Consilium had contractually agreed, for a period of at least one year from the effective date of the Fund’s prospectus, to reimburse the Fund for its operating expenses, and to reduce its sub-advisory fees to the extent necessary to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage, interest, taxes and extraordinary expenses) do not exceed 1.95% of the average daily net assets of the Investor Class and 1.70% of the average daily net assets of the Institutional Class shares. In that same regard, the Trustees also noted that the Adviser and the Sub-Adviser expect, for so long as Consilium is the only sub-adviser to the Fund, to contribute equally to waivers and reimbursement to achieve the operating expense ratio limitation, but that each will be jointly and severally responsible for the full amount of the waiver and/or reimbursement necessary to achieve such expense level. The Trustees noted that the management fees charged to separately managed accounts with similar investment

CONSILIUM EMERGING MARKET SMALL CAP FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED) – CONTINUED

strategies and similar asset levels to those projected for the Fund are generally higher than the proposed sub-advisory fee for the Fund. With respect to profitability, the Trustees considered that Montage compensates Consilium from its fee. The Trustees concluded that Consilium’ service relationship with Montage with respect to the Fund will not initially be profitable given Consilium’s commitment to participate in the subsidization of the Fund.

Comparative Fee and Expense Data. The Trustees considered a comparative analysis of contractual expenses that the Fund will bear and those of funds in the same Morningstar benchmark category. The Trustees noted that the Fund’s management fee was higher than the average management fees (after waivers) reported for the benchmark category. They also considered that the total expenses of the Fund were higher than the average total expenses (after waivers and expense reimbursements) reported for the benchmark category, but that the average net assets of funds comprising the benchmark category were significantly higher than the projected assets of the Fund and that the Fund had a narrower investment focus than the majority of the Funds in the benchmark category. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Montage’s proposed advisory fee and the portion it allocates to Consilium are reasonable at this time.

Economies of Scale. The Trustees considered whether the Fund would benefit from any economies of scale, noting that the investment advisory fee and the sub-advisory fee for the Fund do not contain breakpoints. The Trustees noted that the Fund is newly organized and that an increase in assets would mostly likely not decrease the amount of advisory services that Montage or Consilium would need to provide to the Fund at the present time. The Trustees also took into account the fact that Montage had expressed reservation about instituting breakpoints for the Fund because of concerns about potential capacity constraints associated with its strategy of investing in small cap stocks of emerging and frontier markets.

Other Benefits. The Trustees noted that neither Montage nor Consilium utilizes soft dollar arrangements with respect to portfolio transactions and that affiliated brokers are not used to execute the Fund’s portfolio transactions. While the Trustees noted that Rule 12b-1 fees may be paid to Montage and its affiliates as compensation for shareholder and distribution services performed on behalf of the Fund, the Trustees considered the fact that the overall distribution expenses that Montage and its affiliates expect to incur significantly exceed anticipated Rule 12b-1 payments from the Fund. The Trustees concluded that Montage and Consilium will not receive any other material financial benefits from services rendered to the Fund.

CONSILIUM EMERGING MARKET SMALL CAP FUND

ADDITIONAL INFORMATION (UNAUDITED)

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-572-3679.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-572-3679. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-572-3679, or (2) on the SEC’s website at www.sec.gov.

PRIVACY NOTICE

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, credit union or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Montage Investments, LLC
11300 Tomahawk Creek Parkway, Suite 200
Leawood, Kansas, 66211

INVESTMENT SUB-ADVISER
Consilium Investment Management LLC
3101 N. Federal Hwy, Suite 502
Fort Lauderdale, Florida 33306

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
PO Box 9729
Portland, Maine 04104-5029

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

TRANSFER AGENT, FUND ACCOUNTANT AND FUND ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-855-572-3679.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s [President/Chief Executive Officer] and [Treasurer/Chief Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	August 8, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	August 8, 2014

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date	August 8, 2014

* Print the name and title of each signing officer under his or her signature.